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                                                                    Exhibit 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-5




Section 7.3 Indenture                             Distribution Date: 11/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,439,433.33
             Class B Note Interest Requirement                       132,611.11
             Class C Note Interest Requirement                       216,225.00
                       Total                                       1,788,269.44

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.71361
             Class B Note Interest Requirement                          1.89444
             Class C Note Interest Requirement                          2.40250

(iii)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                        840,000,000
              Class B Note Principal Balance                         70,000,000
              Class C Note Principal Balance                         90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)     Required Owner Trust Spread Account Amount                10,000,000.00



                                             By:
                                                 -----------------------
                                             Name:  Patricia M. Garvey
                                             Title: Vice President